UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number (811-22543)

KKR Income Opportunities Fund

(Exact name of registrant as specified in charter)

555 California Street, 50th Floor

San Francisco, CA 94104

(Address of principal executive offices) (Zip code)

Annette O’Donnell-Butner

KKR Credit Advisors (US) LLC

555 California Street, 50th Floor

San Francisco, CA 94104

(Name and address of agent for service)

(415) 315-3620

Registrant’s telephone number, including area code

Date of fiscal year end: October 31, 2021

Date of reporting period: April 30, 2021

Item 1. Reports to Stockholders.

KKR Income Opportunities Fund

Semi-Annual Report

April 30, 2021

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary (such as a broker-dealer or bank). Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary or, if you are a direct investor, by calling the Fund at 1-855-862-6092.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call the Fund at 1-855-862-6092. Your election to receive reports in paper form will apply to all funds held in your account with your financial intermediary.

Income Opportunities Fund	April 30, 2021 (Unaudited)

The KKR Income Opportunities Fund (the “Fund”) files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year. For periods ending on or prior to January 31, 2019, the Fund has filed a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. For periods ending on or after April 30, 2019, the Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Forms N-Q and Forms N-PORT are available on the SEC’s website at www.sec.gov or on request by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how a Fund voted proxies relating to portfolio securities during the most recent period ended June 30 will be available (i) without charge, upon request, by calling 855-862-6092; and (ii) on the Commission’s website at http://www.sec.gov.

INFORMATION ABOUT THE FUND’S TRUSTEES

The proxy statements and annual reports include information about the Fund’s Trustees and are available without charge, upon request, by calling 855-862-6092 and by visiting the Commission’s website at www.sec.gov or the Fund’s website at www.kkrfunds.com.

Income Opportunities Fund	April 30, 2021 (Unaudited)

Management Discussion of Fund Performance

Looking Back on the Markets — April 30, 2021

The first quarter was characterized by a risk on rally with record amounts of debt issuance, unrelenting yearn for yield, an anticipated movement in rates, and spreads continuing to inch tighter. In terms of performance, loans had a strong quarter returning +1.8% and outperforming high yield, which returned +0.9% as of March 31, 2021.

Looking back on the market one year ago: high yield spreads spiked to +1,000bps amidst a global shut down as the world succumbed to a new unknown virus and investors flocked to the exits in pursuit of instant liquidity, while the world tried to grapple with the day-to-day news developments of COVID-19. In contrast to where we stand today: high yield spreads are near their historical tights at 336bps(1) as of March 31, 2021, the vaccine roll out in the U.S. has been robust, and the re-opening rally has shown no signs of slowing down. It is remarkable to see the powers of fiscal and monetary policy at work, and the vigor and speed in which a market can snap back. With the record amounts of dry powder, fiscal stimulus, and historically low borrowing costs, both leveraged loans and high yield performance and issuance to date continue to be strong.

In the first quarter, we witnessed a flurry of activity back into floating rate assets on the heels of rising Treasury rates in the first quarter in both the retail and institutional channels. Global leveraged loan new issue volume reached a record total of $263.92 billion between institutional new issuance and pro-rata activity as of March 31, 2021. The U.S. loan market experienced more than 2x the volume it saw in Q4 2020. The movement in rates coupled with the growing optimism around vaccine roll-out spurred strong technical tailwinds setting U.S. leveraged loans up for a record quarter of issuance at $180.8 billion, which exceeded the prior record of $171.4 billion back in Q1 of 2017.

The high yield market also showed no signs of slowing down printing $149.1 billion in issuance in the U.S. market and a total combined volume of $198.4 billion globally for the first quarter of 2021. The market has grown in size by 21% since January 2020 and is now sitting at $1.47 trillion. As borrowing costs remain suppressed and liquidity runways now extended, even rising Treasury rates could not completely deter the high yield market. Many issuers were prompted by the prospect of a rising interest rate environment and “rang the bell” to term out maturity profiles at low costs. As such, 2021 refinancing activity is higher than total high yield issuance volume for any pre March 2020 quarter at a staggering 79% of total volume this year.

Default activity in the first quarter trended lower as the $3.4bn of distressed volume was the lowest quarter since Q3 of 2018. The J.P Morgan U.S. high yield default rate decreased by 129bps to 5.37% and the loan default rate decreased by 33bps to 3.66%.

From a fund flows perspective, U.S. high yield net fund outflows exceeded more than $11.8 billion in the first quarter, which is a stark reversal from the 2020 trend where high yield fund flows totaled over $38 billion for the year. Flows for floating rate funds continued to respond favorably to strong momentum in global growth and rising rates, as loan funds saw a fourth consecutive inflow in March, which totaled +2.7bn. March’s inflow followed February and January’s inflows of +$4.2n and $4.bn, respectively. Year-to-date, inflows for loan funds total $11.1bn, which compares to outflows of -$16.0bn over the first three months of 2020.

The Market in Numbers1

For the period of November 1, 2020 – April 30, 2021: update for last 6 months:

•

Returns: Over the six month period ending April 30, 2021, the high yield and leveraged loan markets returned 8.12% and 5.99% (as measured by the Bank of America Merrill Lynch High Yield Index and the S&P LSTA Leveraged Loan Index), respectively.

Income Opportunities Fund	April 30, 2021 (Unaudited)

•

Spreads: The option adjusted spread on the Bank of America Merrill Lynch High Yield Index ended the period at 328bps (April 30, 2021). The 3-year discounted spread on the S&P LSTA Leveraged Loan Index ended the period at LIBOR plus 427bps. (April 30, 2021).

•	Volatility: As measured by the VIX index, over the last six months, the VIX peaked at 38.89 in early November and ended the period at 18.61 (April 30, 2021)

Fund Performance

KKR Income Opportunities Fund (“KIO” or, the “Fund”) is a diversified closed-end fund that trades on the New York Stock Exchange under the symbol “KIO”. The Fund’s primary investment objective is to seek a high level of current income with a secondary objective of capital appreciation. The Fund seeks to achieve its investment objectives by employing a dynamic strategy of investing in a targeted portfolio of loans and fixed-income instruments (including derivatives) of U.S. and non-U.S. issuers and implementing hedging strategies in order to seek to achieve attractive risk-adjusted returns. Under normal market conditions, KIO will invest at least 80% of its Managed Assets in loans and fixed-income instruments or other instruments, including derivative instruments, with similar economic characteristics. The Fund expects to invest primarily in first and second lien secured loans, unsecured loans and high-yield corporate debt instruments of varying maturities.

As of April 30, 2020, the Fund held 80.2% of its net assets in first and second-lien leveraged loans, 72.4% of its net assets in high-yield corporate debt, 0.1% of its net assets in preferred stock, 2.4% of its net assets in common stock, and 2.6% of its net assets in exchange traded funds. KIO’s investments represented obligations and equity interests in 173 positions across a diverse group of industries. The top ten issuers represented 45.1% of the Fund’s net assets while the top five industry groups represented 58.6% of the Fund’s net assets. The Fund’s Securities and Exchange Commission 30-day yield was 6.71%.

[1]	Source: Bloomberg, S&P LSTA and ICE BofAML data as of April 30, 2021.

Income Opportunities Fund	April 30, 2021 (Unaudited)

Business Updates

We thank you for your partnership and continued investment in KIO. We look forward to continued communications and will keep you apprised of the progress of KIO specifically and the leveraged finance market place generally. Fund information is available on our website at kkrfunds.com/kio.

Disclosures

The Bank of America Merrill Lynch US Corporate Index is an unmanaged index comprised of U.S. dollar denomination investment grade corporate debt securities publicly issued in the U.S. domestic market with at least one year remaining term to final maturity.

The Bank of America Merrill Lynch High Yield Master II Index is a market-value weighted index of below investment grade U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market. “Yankee” bonds (debt of foreign issuers issued in the U.S. domestic market) are included in the Bank of America Merrill Lynch High Yield Master II Index provided that the issuer is domiciled in a country having investment grade foreign currency long-term debt rating. Qualifying bonds must have maturities of one year or more, a fixed coupon schedule and minimum outstanding of US$100 million. In addition, issues having a credit rating lower than BBB3, but not in default, are also included.

The Chicago Board Options Exchange (CBOE) Volatility Index (VIX) reflects the market’s expectation of 30-day volatility. It is constructed using the implied volatilities of a wide range of S&P 500 index options. The VIX reflects the market’s estimate of future volatility, based on the weighted average of the implied volatilities for a wide range of strikes. The first and second month expirations are used until 8 days from expiration, then the second and third are used.

The S&P/LSTA Leveraged Loan Index is a market value-weighted index designed to measure the performance of the U.S. leveraged loan market based upon market weightings, spreads and interest payments. The Index was rolled out in 2000 and it was back-loaded with four years of data dating to 1997.

It is not possible to invest directly in an index.

Past performance is not an indication of future results. Returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, expense limitations and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when sold, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. An investment in the Fund involves risk, including the risk of loss of principal. For a discussion of the Fund’s risks, see Risk Considerations, Note 3 to the financial statements. Call 855-330-3927 or visit www.kkrfunds.com/kio for performance results current to the most recent calendar quarter-end.

Must be preceded or accompanied by a prospectus.

An imbalance in supply and demand in the income market may result in valuation uncertainties and greater volatility, less liquidity, widening credit spreads and a lack of price transparency in the market. Investments in income securities may be affected by changes in the creditworthiness of the issuer and are subject to the risk of non–payment of principal and interest. The value of income securities also may decline because of real or perceived concerns about the issuer’s ability to make principal and interest payments. Borrowing to increase investments (leverage) will exaggerate the effect of any increase or decrease in the value of Fund investments. Investments rated below investment grade (typically referred to as “junk”) are generally subject to greater price volatility and illiquidity than higher rated investments. As interest rates rise, the value of certain income investments is likely to decline. Senior loans are subject to prepayment risk. Investments in foreign instruments or currencies can involve greater risk and volatility than U.S. investments because of adverse market economic, political, regulatory, geopolitical or other conditions. Changes in the value of investments entered for hedging purposes may not match those of the position being hedged. The Fund may engage in other investment practices that may involve additional risks.

Income Opportunities Fund	April 30, 2021 (Unaudited)

Average Annual Total Returns Period Ended April 30, 2021	Six Months	One Year	Five Year	Since Inception (7/25/2013)	Value of $10,000 4/30/2021
KKR Income Opportunities Fund — Market Price Return	26.44%	61.71%	12.21%	7.01%	$16,925
KKR Income Opportunities Fund — NAV Return	17.52%	51.95%	9.97%	7.44%	17,455
ICE BofA Merrill Lynch High Yield Master II Index®	8.12%	20.10%	7.33%	5.81%	15,509

Income Opportunities Fund	April 30, 2021 (Unaudited)

Schedule of Investments

		Par†	Value
Leveraged Loans - 80.2%

Aerospace & Defense - 7.3%

EaglePicher Technologies, LLC, TL 2L 02/18

7.363% (3 Month US LIBOR + 7.250%), 03/08/2026 (a)		1,957,223	$1,916,445

Sequa Corp., TL 1L 07/20

7.750% (3 Month US LIBOR + 6.750%), 11/28/2023 (a)		5,745,343	5,774,989

Sequa Corp., TL 2L 07/20

11.750% (3 Month US LIBOR + 10.750%), 04/28/2024 (a)		17,878,559	17,014,399

Standard Aero Ltd., TL 1L 02/20

3.703% (3 Month US LIBOR + 3.500%), 04/06/2026 (a)		20,493	19,974

Standard Aero Ltd., TL 1L 04/19

3.703% (3 Month US LIBOR + 3.500%), 04/06/2026 (a)		11,018	10,738

TransDigm Group, Inc., TL 1L F 01/20

2.363% (1 Month US LIBOR + 2.250%), 12/09/2025 (a)		20,458	20,231

			24,756,776

Airlines - 0.5%

American Airlines Group, Inc., TL 1L 03/21

5.500% (3 Month US LIBOR + 4.750%), 03/10/2028 (a)		1,595,980	1,643,428

Auto Components - 5.3%

American Tire Distributors, Inc., TL 1L 04/15

8.500% (3 Month US LIBOR + 7.500%), 09/02/2024 (a)(g)		4,852,194	4,781,425

BBB Industries, LLC, TL 1L 06/18

4.613% (1 Month US LIBOR + 4.500%), 08/01/2025 (a)		3,388,532	3,371,590

Innovative XCessories & Services LLC, TL 1L 02/20

5.000% (3 Month US LIBOR + 4.250%), 03/05/2027 (a)		4,441,766	4,454,736

Truck Hero, Inc., TL 1L 01/21

4.500% (1 Month US LIBOR + 3.750%), 01/20/2028 (a)		2,596,050	2,595,025

Wheel Pros, Inc., TL 1L B 11/20

6.250% (1 Month US LIBOR + 5.250%), 11/10/2027 (c)(d)		2,747,993	2,749,710

			17,952,486

Chemicals - 4.0%

Aruba Investments, Inc., TL 2L 10/20

8.500% (6 Month US LIBOR + 7.750%), 11/24/2028 (a)		1,841,010	1,860,958

Flint Group GmbH, TL 1L B5 02/17

0.750% (3 Month EURIBOR + 4.250%), 09/21/2023 (a)(b)(h)	EUR	147,399	173,584

Flint Group GmbH, TL 1L B 04/14

0.750% (3 Month EURIBOR + 4.250%), 09/21/2023 (a)(b)(h)	EUR	52,147	61,410

Invictus, TL 2L 01/18

6.863% (1 Month US LIBOR + 6.750%), 03/30/2026 (a)		489,340	489,034

Vantage Specialty Chemicals, Inc., TL 1L B 10/17

4.500% (3 Month US LIBOR + 3.500%), 10/26/2024 (a)		8,352,347	8,099,522

See accompanying notes to financial statements.

Income Opportunities Fund	April 30, 2021 (Unaudited)

Vantage Specialty Chemicals, Inc., TL 2L B 10/17

9.250% (3 Month US LIBOR + 8.250%), 10/27/2025 (a)		3,177,420	$3,037,089

			13,721,597

Commercial Services & Supplies - 4.8%

Access CIG, LLC, TL 2L 02/18

7.865% (1 Month US LIBOR + 7.750%), 02/27/2026 (a)		1,292,375	1,293,991

Monitronics International, Inc., TL 2L EXIT 08/19

7.750% (1 Month US LIBOR + 6.500%), 03/29/2024 (a)(c)(d)		5,563,125	5,471,722

VFS Global Services Pvt, Ltd., TL 1L B 06/17

4.114%, 07/29/2024 (a)(b)	GBP	3,576,260	4,122,220

VFS Global Services Pvt, Ltd., TL 1L B 06/17

3.250% (3 Month EURIBOR + 3.250%), 07/29/2024 (a)(b)	EUR	4,123,175	5,438,043

			16,325,976

Construction & Engineering - 4.6%

Brand Energy & Infrastructure Services, Inc., TL 1L 05/17

5.250% (3 Month US LIBOR + 4.250%), 06/21/2024 (a)		4,999,602	4,871,037

Total Safety US, Inc., TL 1L B 07/19

7.000% (3 Month US LIBOR + 6.000%), 08/16/2025 (a)		5,133,637	5,155,044

Yak Access, LLC, TL 1L B 05/18

5.113% (1 Month US LIBOR + 5.000%), 07/11/2025 (a)		6,044,176	5,530,421

			15,556,502

Distributors - 2.7%

Distribution International, Inc., TL 1L 06/19

6.750% (3 Month US LIBOR + 5.750%), 12/15/2023 (a)		9,422,343	9,127,894

Diversified Consumer Services - 3.7%

Conservice, LLC, TL 1L B 05/20

4.453% (3 Month US LIBOR + 4.250%), 05/13/2027 (a)		90,913	91,038

Jostens, Inc., TL 1L 12/18

5.730% (3 Month US LIBOR + 5.500%), 12/19/2025 (a)		7,067,861	7,068,497

KinderCare Education, LLC, TL 1L B 09/18

4.750% (3 Month US LIBOR + 3.750%), 02/21/2025 (a)		3,152,670	3,118,606

Learning Care Group, Inc., TL 1L B 05/20

9.500% (6 Month US LIBOR + 8.500%), 03/13/2025 (a)		1,285,099	1,297,950

Learning Care Group, Inc., TL 1L B 02/18

4.250% (3 Month US LIBOR + 3.250%), 03/13/2025 (a)		765,387	754,044

Learning Care Group, Inc., TL 2L 03/18

8.50% (6 Month US LIBOR + 7.500%), 03/13/2026 (a)		124,840	120,393

			12,450,528

Electronic Equipment, Instruments & Components - 3.3%

Excelitas Technologies Corp., TL 2L 10/17

8.500% (3 Month US LIBOR + 7.500%), 12/01/2025 (a)		11,291,720	11,305,835

See accompanying notes to financial statements.

Income Opportunities Fund	April 30, 2021 (Unaudited)

Energy Equipment & Services - 0.2%

Caprock Midstream, LLC, TL 1L B 10/18

4.863% (3 Month US LIBOR + 4.750%), 11/03/2025 (a)		199,932	$196,246

ChampionX Corp., TL 1L B 05/20

6.000% (6 Month US LIBOR + 5.000%), 06/03/2027 (a)		349,744	357,615

			553,861

Food & Staples Retailing - 1.7%

Froneri Ltd., TL 2L 01/20

5.863% (1 Month US LIBOR + 5.750%), 01/31/2028 (a)(b)		555,410	562,355

Froneri Ltd., TL 2L 01/20

5.750% (6 Month EURIBOR + 5.750%), 01/31/2028 (b)(b)	EUR	2,152,400	2,613,612

Smart & Final Stores, LLC, TL 1L B 05/19

6.926% (1 Month US LIBOR + 6.750%), 06/20/2025 (a)		2,769,902	2,776,827

			5,952,794

Food Products - 0.3%

CSM Bakery Products, TL 2L 07/13

11.000% (3 Month US LIBOR + 0.000%), 08/01/2027 (a)(c)(d)		1,216,336	1,205,949

Health Care Equipment & Supplies - 0.7%

Drive DeVilbiss Healthcare, LLC, TL 1L 03/21

10.500%, (3 Month US LIBOR + 9.500%), 06/01/2025 (a)(h)		1,565,923	1,482,413

Orchid Orthopedic Solutions, LLC, TL 1L 02/19

4.676% (3 Month US LIBOR + 4.500%), 03/05/2026 (a)		912,718	867,643

			2,350,056

Health Care Providers & Services - 1.2%

Affordable Care Inc., TL 1L 10/15

5.750% (3 Month US LIBOR + 4.750%), 10/24/2022 (a)		4,036,257	3,980,759

Paradigm Acquisition Corp., TL 2L 10/18 LC

7.703% (3 Month US LIBOR + 7.500%), 10/26/2026 (a)		213,465	208,529

			4,189,288

Hotels, Restaurants & Leisure - 9.1%

Aimbridge Acquisition Co, Inc., TL 1L B 09/20

6.750% (1 Month US LIBOR + 6.000%), 02/02/2026 (a)		1,669,013	1,675,272

Aimbridge Acquisition Co, Inc., TL 1L B 10/19

3.863% (1 Month US LIBOR + 3.750%), 02/02/2026 (a)		4,918,215	4,795,260

B&B Hotels SAS, TL 1L B3A 01/20

3.875% (6 Month EURIBOR + 3.875%), 07/31/2026 (a)(b)	EUR	4,670,208	5,307,963

B&B Hotels SAS, TL 1L B4 03/21

5.500%, (6 Month EURIBOR + 3.875%), 07/30/2026 (a)(b)	EUR	547,160	648,781

ClubCorp Club Operations, Inc., TL 1L B 08/17

2.953% (3 Month US LIBOR + 2.750%), 09/18/2024 (a)		6,125,585	5,907,361

Life Time Fitness, Inc., TL 1L 01/21

5.750% (1 Month US LIBOR + 4.750%), 12/10/2024 (a)		2,608,792	2,621,431

See accompanying notes to financial statements.

Income Opportunities Fund	April 30, 2021 (Unaudited)

Piolin BidCo SAU, TL 1L B 05/20

7.500% (3 Month EURIBOR + 7.500%), 01/15/2029 (a)(b)	EUR	2,682,184	$3,220,639

United PF Holdings LLC, TL 1L 06/20

9.500% (3 Month US LIBOR + 8.500%), 12/30/2026 (a)		494,903	505,420

United PF Holdings LLC, TL 1L 01/20

4.176% (3 Month US LIBOR + 4.000%), 12/30/2026 (a)		6,636,134	6,442,591

			31,124,718

Household Products - 2.6%

Polyconcept North America, Inc., TL 1L B 08/16

5.500% (6 Month US LIBOR + 4.500%), 08/16/2023 (a)		766,935	745,046

Steinhoff, TL 1L 07/19

10.000%, 12/31/2021 (b)(c)(d)(h)	EUR	189,547	232,821

Steinhoff, TL 1L 08/19 (SFH A1)

0.000% (3 Month EURIBOR + 0.000%), 12/31/2021 (b)(c)(d)(g)(h)	EUR	8,380,823	7,919,650

			8,897,517

Industrial Conglomerates - 1.2%

Unifrax I LLC / Unifrax Holding Co., TL 1L B 10/18

3.926% (3 Month US LIBOR + 3.750%), 12/12/2025 (a)		4,197,478	3,999,609

Unifrax I LLC / Unifrax Holding Co., TL 1L B 11/18

3.750% (3 Month EURIBOR + 3.750%), 12/12/2025 (a)	EUR	191,310	219,798

			4,219,407

IT Services - 1.4%

CoreLogic Inc/United States, TL 2L 03/21

7.000%, 04/13/2029 (a)		730,760	735,327

PSAV, Inc., TL 1L B3 12/20

15.000%, (3 Month US LIBOR + 7.250%), 10/15/2026 (a)		1,875,571	2,210,051

PSAV, Inc., TL 2L 02/18

8.250% (3 Month US LIBOR + 7.250%), 09/01/2025 (a)(h)		2,530,890	1,834,895

			4,780,273

Machinery - 3.4%

Accuride Corp., TL 1L B 10/17

6.250% (3 Month US LIBOR + 5.250%), 11/17/2023 (a)		5,159,393	4,903,255

CPM Holdings, Inc., TL 2L 10/18

8.365% (3 Month US LIBOR + 8.250%), 11/16/2026 (a)		1,321,319	1,308,766

Welbilt, Inc. (Manitowoc Foodservice, Inc.), TL 1L B 10/18

2.611% (1 Month US LIBOR + 2.500%), 10/23/2025 (a)		2,178,900	2,159,835

WireCo WorldGroup, Inc., TL 1L 07/16

6.000% (6 Month US LIBOR + 5.000%), 09/29/2023 (a)		3,158,180	3,112,386

			11,484,242

Media - 3.1%

Emerald Expositions Holding, Inc., TL 1L B 11/17

2.613% (1 Month US LIBOR + 2.500%), 05/22/2024 (a)		122,388	118,793

NEP Broadcasting, LLC, TL 1L B 09/18

3.363% (3 Month US LIBOR + 8.250%), 10/20/2025 (a)(d)		1,614,243	1,662,670

See accompanying notes to financial statements.

Income Opportunities Fund	April 30, 2021 (Unaudited)

NEP Broadcasting, LLC, TL 1L 05/20

9.250% (1 Month US LIBOR + 7.000%), 06/01/2025 (a)(e)		5,063,000	$4,683,275

NEP Broadcasting, LLC, TL 1L B 09/18

3.500% (3 Month EURIBOR + 3.500%), 10/20/2025 (a)	EUR	1,194,070	1,388,024

NEP Broadcasting, LLC, TL 2L 09/18

7.113% (1 Month US LIBOR + 3.250%), 10/19/2026 (a)		2,662,647	2,594,084

			10,446,846

Metals & Mining - 0.8%

Foresight Energy LLC, TL 1L A 06/20 (Exit)

9.500% (1 Month US LIBOR + 8.000%), 06/30/2027 (a)(c)(d)(e)		2,666,192	2,666,192

Multiline Retail - 1.6%

Belk, Inc.

10.000%, 07/31/2025 (c)(d)(g)		7,726,894	5,032,140

Belk, Inc., TL 1L EXIT 02/21 PIK Toggle (FLSO)

8.500%, (3 Month US LIBOR + 7.500%), 07/31/2025 (a)(c)(d)		459,875	461,406

			5,493,546

Oil, Gas & Consumable Fuels - 1.0%

Lucid Energy Group II Borrower LLC, TL 1L 01/18

4.000% (1 Month US LIBOR + 3.000%), 02/17/2025 (a)		1,689,541	1,668,422

Navitas Midstream Midland Basin LLC, TL 1L B 12/17

5.500% (1 Month US LIBOR + 4.500%), 12/13/2024 (a)		1,860,064	1,855,023

			3,523,445

Personal Products - 0.3%

Coty Inc., TL 1L B 03/18

2.500% (1 Month EURIBOR + 2.500%), 04/05/2025 (a)(c)	EUR	118,596	137,878

Coty Inc., TL 1L B 04/18

2.360% (1 Month US LIBOR + 2.250%), 04/07/2025 (a)(c)		921,188	885,925

			1,023,803

Professional Services - 1.0%

SIRVA Worldwide, Inc., TL 1L 07/18

5.638% (3 Month US LIBOR + 9.500%), 08/04/2025 (a)		1,149,740	1,019,440

SIRVA Worldwide, Inc., TL 2L 07/18

9.693% (3 Month US LIBOR + 5.500%), 08/03/2026 (a)		1,905,327	1,797,561

TMF Group Holding BV, TL 2L 12/17

6.875% (3 Month EURIBOR + 6.875%), 06/08/2026 (a)(b)	EUR	440,830	529,990

			3,346,991

Road & Rail - 1.3%

Transplace, TL 2L 09/17

9.750% (6 Month US LIBOR + 8.750%), 10/06/2025 (a)		4,532,039	4,448,944

See accompanying notes to financial statements.

Income Opportunities Fund	April 30, 2021 (Unaudited)

Software - 6.7%

Applied Systems, Inc., TL 2L 02/21

6.250% (1 Month US LIBOR + 5.500%), 09/19/2025 (a)		1,451,156	$1,467,177

Misys Ltd., TL 1L 04/17

4.500% (6 Month US LIBOR + 3.500%), 06/13/2024 (a)		6,795,592	6,853,830

Misys Ltd., TL 2L 04/17

8.250% (6 Month US LIBOR + 7.250%), 06/13/2025 (a)		9,859,856	9,708,014

TIBCO Software, Inc., TL 2L 02/20

7.370% (1 Month US LIBOR + 7.750%), 03/03/2028 (a)		4,657,830	4,724,204

			22,753,225

Specialty Retail - 1.4%

Douglas Holding AG, TL 1L B 03/21

5.500%, 03/26/2026 (a)(b)(c)(d)	EUR	1,142,891	1,364,978

Talbots, Inc., TL 1L B 11/18

8.000% (3 Month US LIBOR + 7.000%), 11/28/2022 (a)		3,917,059	3,309,915

			4,674,893

Textiles, Apparel & Luxury Goods - 3.9%

Varsity Brands, Inc., TL 1L 11/17

4.500% (1 Month US LIBOR + 3.500%), 12/16/2024 (a)		13,691,656	13,201,084

Transportation Infrastructure - 1.1%

Direct ChassisLink, Inc., TL 2L 04/19

8.438% (3 Month US LIBOR + 8.250%), 04/10/2026 (a)		3,444,868	3,491,598

Direct ChassisLink, Inc.

7.176%, 04/30/2026 (a)		110,990	110,990

		3,555,858	3,602,588

TOTAL LEVERAGED LOANS (amortized cost $269,899,408)			272,780,684

High Yield Securities - 72.4%

Airlines - 1.1%

American Airlines Group, Inc.

5.500%, 04/20/2026 (f)		1,496,000	1,572,670

5.750%, 04/20/2029 (f)		878,000	941,875

Delta Air Lines, Inc.

4.375%, 04/19/2028		725,000	770,861

3.750%, 10/28/2029		579,000	577,272

			3,862,678

Auto Components - 1.7%

BBB Industries, LLC

9.250%, 08/01/2025 (f)		2,678,000	2,912,325

Truck Hero, Inc.

6.250%, 02/01/2029 (f)		825,000	854,716

Wheel Pros, Inc.

6.500%, 05/15/2029 (c)(d)(f)		1,994,000	2,001,697

			5,768,738

See accompanying notes to financial statements.

Income Opportunities Fund	April 30, 2021 (Unaudited)

Biotechnology - 1.1%

Intercept Pharmaceuticals, Inc.

3.250%, 07/01/2023	3,060,000	$2,543,625

2.000%, 05/15/2026	1,932,000	1,269,543

		3,813,168

Building Products - 4.5%

Cornerstone (Ply Gem Holdings, Inc.)

6.125%, 01/15/2029 (f)	575,000	614,554

LBM Borrower, LLC

7.750%, 04/01/2027 (f)	7,451,000	7,689,246

6.250%, 01/15/2029 (f)	2,726,000	2,802,137

SRS Distribution, Inc.

8.250%, 07/01/2026 (f)	3,891,000	4,080,686

		15,186,623

Chemicals - 0.8%

Consolidated Energy Finance SA

6.500%, 05/15/2026 (b)(f)	1,014,000	1,008,930

Cornerstone Chemical Co.

6.750%, 08/15/2024 (f)	1,628,000	1,568,326

		2,577,256

Commercial Services & Supplies - 1.3%

Multi-Color Corp

10.500%, 07/15/2027 (f)	4,136,000	4,566,930

Construction & Engineering - 2.5%

Maxim Crane Works LP / Maxim Finance Corp.

10.125%, 08/01/2024 (f)	8,202,000	8,567,235

Construction Materials - 4.3%

Cemex Materials LLC

7.700%, 07/21/2025 (f)	12,842,000	14,800,405

Containers & Packaging - 0.8%

Plastipak Holdings, Inc.

6.250%, 10/15/2025 (f)	2,672,000	2,750,490

Diversified Telecommunication Services - 0.5%

Zayo Group LLC

6.125%, 03/01/2028 (f)	1,484,000	1,528,654

Electronic Equipment, Instruments & Components - 3.0%

CommScope, Inc.

6.000%, 06/15/2025 (f)	2,103,000	2,142,431

8.250%, 03/01/2027 (f)	7,414,000	7,951,515

See accompanying notes to financial statements.

Income Opportunities Fund	April 30, 2021 (Unaudited)

7.125%, 07/01/2028 (f)	951,000	$1,030,380

		11,124,326

Health Care Providers & Services - 4.8%

CHS/Community Health Systems, Inc.

8.000%, 03/15/2026 (f)	1,917,000	2,067,964

5.625%, 03/15/2027 (f)	381,000	404,540

6.875%, 04/15/2029 (f)	1,484,000	1,552,939

6.000%, 01/15/2029 (f)	206,000	217,124

LifePoint Hospitals, Inc.

9.750%, 12/01/2026 (f)	3,279,000	3,545,419

5.375%, 01/15/2029 (f)	1,727,000	1,729,504

Molina Healthcare, Inc.

3.875%, 11/15/2030 (f)	6,000	6,188

Radiology Partners Inc.

9.250%, 02/01/2028 (f)	6,298,000	6,931,232

		16,454,910

Health Care Technology - 0.5%

Verscend Holding Corp.

9.750%, 08/15/2026 (f)	1,723,000	1,837,166

Hotels, Restaurants & Leisure - 16.2%

Carnival Corp.

5.750%, 03/01/2027 (f)	10,373,000	10,950,050

ClubCorp Club Operations, Inc.

8.500%, 09/15/2025 (f)	8,477,000	8,211,204

Diamond Resorts International, Inc.

10.750%, 09/01/2024 (f)	4,453,000	4,729,509

Life Time Fitness, Inc.

5.750%, 01/15/2026 (f)	8,731,000	9,027,156

Merlin Entertainments PLC

5.750%, 06/15/2026 (b)(f)	1,122,000	1,187,704

6.625%, 11/15/2027 (b)(f)	3,746,000	3,802,190

NCL Corp Ltd.

12.250%, 05/15/2024 (f)	3,033,000	3,703,414

6.125%, 03/15/2028 (f)	950,000	1,001,955

Royal Caribbean Cruises Ltd.

5.500%, 04/01/2028 (f)	7,831,000	8,222,158

Viking Cruises, Ltd.

13.000%, 05/15/2025 (f)	1,123,000	1,317,128

Viking Cruises, Ltd.

7.000%, 02/15/2029 (f)	2,989,000	3,104,824

		55,257,292

See accompanying notes to financial statements.

Income Opportunities Fund	April 30, 2021 (Unaudited)

Independent Power and Renewable Electricity Producers - 0.3%

NRG Energy, Inc.

3.625%, 02/15/2031 (f)	1,080,000	$1,059,478

Insurance - 5.6%

Alliant Holdings I, Inc.

6.750%, 10/15/2027 (f)	1,287,000	1,353,924

Aspen Insurance Holdings Ltd

7.625%, 10/15/2025 (f)	6,336,000	6,777,619

National Financial Partners Corp

6.875%, 08/15/2028 (f)	10,520,000	11,053,785

		19,185,328

IT Services - 0.8%

West Corp.

8.500%, 10/15/2025 (f)	2,336,000	2,378,340

Xerox Business Services /Conduent

10.500%, 12/15/2024 (f)	288,000	303,120

		2,681,460

Machinery - 1.5%

Welbilt, Inc. (Manitowoc Foodservice, Inc.)

9.500%, 02/15/2024	4,885,000	5,144,516

		5,144,516

Media - 1.1%

Intelsat Jackson Holdings SA

0.000%, 08/01/2023 (b)(g)	1,208,000	742,920

Outfront Media Capital LLC / Outfront Media Capital Corp.

4.625%, 03/15/2030 (f)	578,000	572,942

Spotify USA, Inc.

0.000%, 03/15/2026 (i)(f)	2,679,000	2,476,736

		3,792,598

Oil, Gas & Consumable Fuels - 3.6%

Genesis Energy

5.625%, 06/15/2024	206,000	206,386

8.000%, 01/15/2027	392,000	404,346

Global Partners LP / GLP Finance Corp.

7.000%, 08/01/2027	1,735,000	1,858,055

6.875%, 01/15/2029	1,474,000	1,596,526

Sunoco LP

4.500%, 05/15/2029 (f)	434,000	438,882

Tallgrass Energy Partners LP / Tallgrass Energy Finance Corp.

6.000%, 03/01/2027 (f)	21,000	21,361

6.000%, 12/31/2030 (f)	834,000	837,128

Targa Resources Partners LP / Targa Resources Partners Finance Corp.

4.000%, 01/15/2032 (f)	584,000	574,510

See accompanying notes to financial statements.

Income Opportunities Fund	April 30, 2021 (Unaudited)

Vine Oil & Gas LP / Vine Oil & Gas Finance Corp.

6.750%, 04/15/2029 (f)		6,415,000	$6,425,777

			12,362,971

Road & Rail - 4.3%

Kenan Advantage Group, Inc./The

7.875%, 07/31/2023 (f)		14,441,000	14,477,103

Software - 1.3%

Solera, LLC

10.500%, 03/01/2024 (c)(d)(f)		4,131,000	4,262,696

Specialty Retail - 6.2%

Douglas Holding AG

6.000%, 04/08/2026 (b)(c)(d)(f)	EUR	10,461,000	12,666,907

8.250%, 10/01/2026 (b)(c)(d)(f)	EUR	6,970,000	8,395,935

			21,062,842

Textiles, Apparel & Luxury Goods - 0.3%

Varsity Brands, Inc.

9.000% (3 Month LIBOR USD + 8.000%), 12/22/2024 (a)(f)		1,017,000	1,029,712

Trading Companies & Distributors - 4.0%

Neon Holdings, Inc.

10.125%, 04/01/2026 (f)		2,532,000	2,769,375

TruckPro LLC

11.000%, 10/15/2024 (f)		6,091,000	6,730,555

White Cap Construction Supply, Inc.

8.250%, 03/15/2026 (f)		2,046,000	2,128,832

6.875%, 10/15/2028 (f)		1,787,000	1,898,706

			13,527,468

TOTAL HIGH YIELD SECURITIES (amortized cost $237,158,339)			246,682,043

Common Stocks - 2.4%

Energy Equipment & Services - 0.1%

Proserv Group Parent, LLC (b)(d)(e)		114,010	188,472

Food Products - 0.0%

CTI Foods Holding Co LLC (c)(d)(e)		955	1,941

Health Care Providers & Services - 0.1%

Quorum Health Corp. (d)(e)		3,964,000	370,214

Hotels, Restaurants & Leisure - 0.9%

Hilton Grand Vacations, Inc.		67,230	2,995,768

See accompanying notes to financial statements.

Income Opportunities Fund	April 30, 2021 (Unaudited)

Metals & Mining - 1.3%

Foresight Energy LLC (c)(d)(e)	320,380	$4,606,628

Specialty Retail - 0.0%

Charlotte Russe, Inc. (c)(d)(e)	3,649	0

TOTAL COMMON STOCKS (cost $9,960,131)		8,163,023

Preferred Stock - 0.1%

Energy Equipment & Services - 0.1%

Proserv Group Parent, LLC (b)(d)(e)	36,249	409,050

TOTAL PREFERRED STOCK (cost $233,307)		409,050

Exchange Traded Funds - 2.6%

Diversified Financial Services - 2.6%

BlackRock Floating Rate Income Strategies Fund, Inc.	56,600	730,140

Nuveen Credit Strategies Income Fund	130,390	865,789

Nuveen Floating Rate Income Opportunity Fund	94,410	895,007

PowerShares Senior Loan Portfolio	276,000	6,113,400

Voya Prime Rate Trust	104,826	479,055

		9,083,391

TOTAL EXCHANGE TRADED FUNDS (cost $9,100,083)		9,083,391

TOTAL INVESTMENTS (cost $526,351,268) (i) - 157.7%		537,118,191

LIABILITIES EXCEEDING OTHER ASSETS, NET - (57.7)%		(196,533,290)

NET ASSETS - 100.0%		$340,584,901

†	In U.S. Dollars unless otherwise indicated.
EUR	Euro
TL	Term Loan
(a)	Variable rate security, the coupon rate shown is the effective rate as of April 30, 2021.
(b)	Non-U.S. security.
(c)	Security considered restricted due to the Adviser’s knowledge of material non-public information. The total value of these securities as of April 30, 2021 was $60,064,175 and represented 17.6% of net assets.
(d)	Security considered illiquid, as defined by the Securities and Exchange Commission. The total value of these securities as of April 30, 2021 was $61,670,778 and represented 18.1% of net assets.
(e)	Value determined using significant unobservable inputs.
(f)	Securities exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may only be resold to qualified institutional buyers in transactions exempt from registration. The total value of these securities as of April 30, 2021 was $231,567,993, which represent 68.0% of net assets.
(g)	Non-income producing security.
(h)	Represents a payment-in-kind ("PIK") security which may pay interest/dividend in additional par/shares.
(i)	All investments are held as collateral for the Fund’s credit facility.

See accompanying notes to financial statements.

Income Opportunities Fund	April 30, 2021 (Unaudited)

The following table represents the Fund’s investments categorized by country of risk as of April 30, 2021:

Country:	% of Net Assets

United States	139.9%

Germany	6.7%

Sweden	2.8%

Luxembourg	2.6%

United Kingdom	2.6%

France	1.7%

Spain	0.9%

Switzerland	0.3%

Netherlands	0.2%

157.7%

Liabilities Exceeding Other Assets, Net	(57.7)%

100.0%

See accompanying notes to financial statements.

Income Opportunities Fund	April 30, 2021 (Unaudited)

Statement of Assets and Liabilities

As of April 30, 2021

Assets

Investments, at value (amortized cost $526,351,259)	$537,118,191

Cash and cash equivalents	11,951,860

Dividends and interest receivable	6,036,240

Receivable for investments sold	704,980

Prepaid expenses	131,793

Total assets	555,943,064

Liabilities

Credit facility	144,559,427

Mandatory redeemable preferred shares (net of deferred financing costs of $679,235)	49,320,765

Payable for investments purchased	19,252,135

Investment advisory fees	474,000

Trustees’ fees	947,893

Other accrued expenses	803,943

Total liabilities	215,358,163

Net assets	$340,584,901

Net Assets

Paid-in capital — (unlimited shares authorized — $0.001 par value)	$362,343,859

Accumulated deficit	(21,758,958)

Net assets	$340,584,901

Net asset value, price per share

(20,340,315 shares)	$16.74

See accompanying notes to financial statements.

Income Opportunities Fund	April 30, 2021 (Unaudited)

Statement of Operations

For the Period Ended April 30, 2021

Investment income

Interest income	$19,183,549

Dividend income	106,450

Other income	289,399

Total investment income	19,579,398

Expenses

Investment advisory fees	2,810,513

Credit facility interest expense	653,977

Preferred shares interest expense	981,771

Legal fees	220,170

Term loan fee expense	55,321

Trustees’ fees	67,196

Administration fees	68,334

Custodian fees	45,553

Audit and tax fees	32,910

Shareholder reporting expense	33,071

Other expenses	93,103

Total expenses	5,061,919

Net investment income	14,517,479

Realized and unrealized gain (loss)

Net realized gain (loss) on

Investments	6,206,495

Foreign currency transactions	10,383

Net realized gain	6,216,878

Net change in unrealized appreciation (depreciation) on

Investments	30,413,930

Foreign currency translation	61,385

Deferred Trustees’ fees	(147,310)

Net change in unrealized appreciation	30,328,005

Net realized and unrealized gain (loss)	36,544,883

Net increase in net assets resulting from operations	$51,062,362

See accompanying notes to financial statements.

Income Opportunities Fund	April 30, 2021 (Unaudited)

Statements of Changes in Net Assets

	Period Ended April 30, 2021 (Unaudited)	Year Ended October 31, 2020
Increase in net assets resulting from operations

Net investment income	$14,517,479	$28,233,140

Net realized gain (loss)	6,216,878	(22,700,247)

Net change in unrealized appreciation (depreciation)	30,328,005	10,644,696

Net increase in net assets resulting from operations	51,062,362	16,177,589

Distributions to shareholders from

Net dividend and distributions	(12,814,398)	(30,510,472)

Total distributions	(12,814,398)	(30,510,472)

Net increase (decrease) in net assets	38,247,964	(14,332,883)

Net assets

Beginning of period/year	302,336,937	316,669,820

End of period/year	$340,584,901	$302,336,937

See accompanying notes to financial statements.

Income Opportunities Fund	April 30, 2021 (Unaudited)

Statement of Cash Flows

Period Ended April 30, 2021 (Unaudited)
Cash Flows from Operating Activities:

Net increase in net assets resulting from operations	$51,062,362

Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:

Purchases of investments	(233,020,458)

Proceeds from sales of investments	206,677,088

Net amortization (accretion) of premiums/discounts	(1,524,487)

Net change in unrealized depreciation of investments	(30,413,930)

Net change in unrealized appreciation on foreign currency translation	(61,385)

Net change in unrealized appreciation on deferred Trustees’ fees	147,310

Net realized gain on investments (foreign currency related)	(189,674)

Net realized gain from investments	(6,206,495)

Amortization of deferred financing costs	39,583

Changes in assets and liabilities:

Decrease in receivable for investments sold	395,015

Decrease in dividends and interest receivable	423,416

Increase in prepaid expenses	(131,793)

Increase in payable for investments purchased	5,920,961

Increase in investment advisory fees payable	23,295

Increase in Trustees’ fees payable	55,947

Increase in accrued expenses and other liabilities	491,183

Net cash used in operating activities	$(6,312,062)

Cash Flows from Financing Activities

Cash dividends paid to shareholders	(12,814,398)

Proceeds from credit facility	31,771,231

Paydown of credit facility	(22,936,268)

Net cash used in financing activities	$(3,979,435)

Effect of exchange rate changes on cash	22,539

Net decrease in cash and cash equivalents	$(10,268,958)

Cash and Cash Equivalents

Beginning balance	22,220,818

Ending balance	$11,951,860

Supplemental Disclosure of cash flow information and non-cash financing activities:
Cash paid for interest expense	$1,036,296

See accompanying notes to financial statements.

Income Opportunities Fund	April 30, 2021 (Unaudited)

Financial Highlights

	Six Months Ended April 30, 2021 (Unaudited)		Year Ended October 31, 2020	Year Ended October 31, 2019	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2016
Per share operating performance(1)

Net asset value, beginning of period	$14.86		$15.57	$17.24	$18.38	$17.67	$17.11

Income from operations

Net investment income	0.71		1.39	1.49	1.51	1.59	1.61

Net realized and unrealized gain (loss) on investments, foreign currency transactions and deferred Trustees’ fees	1.80		(0.60)	(1.66)	(0.07)	0.71	0.45

Total income from operations	2.51		0.79	(0.17)	1.44	2.30	2.06

Distributions from

Net investment income	(0.63)		(1.50)	(1.50)	(1.55)	(1.59)	(1.50)

Net realized gains	—		—	—	—	—	—

Return of capital	—		—	—	—	—	—

Total distributions	(0.63)		(1.50)	(1.50)	(1.55)	(1.59)	(1.50)

Dilutive effect of rights offering	—		—	—	(1.03)	—	—

Net Asset Value, end of period	$16.74		$14.86	$15.57	$17.24	$18.38	$17.67

Total return#	26.44%		(3.58)%	7.55%	2.84%	18.08%	17.10%

Ratios to average net assets

Expenses	3.11%	(2)	3.73%	3.38%	3.17%	2.74%	2.68%

Net investment income	8.93%	(2)	9.65%	9.07%	8.63%	8.74%	9.79%

Supplemental data

Market value/price	$16.07		$13.25	$15.39	$15.77	$16.87	$15.68

Price premium/(discount)	(4.00)%		(10.83)%	(1.16)%	(8.53)%	(8.22)%	(11.26)%

Net assets, end of period (000’s)	$340,585		$302,336	$316,669	$350,601	$280,373	$269,492

Portfolio turnover rate	40.12%		72.87%	62.19%	56.20%	84.06%	82.48%

(1)	Per share calculations were performed using average shares.
(2)	Annualized.
#

Total return is computed based on New York Stock Exchange market price of the Fund’s shares and excludes the effect of brokerage commissions. Dividends and distributions are assumed to be reinvested at the prices obtained under the Fund’s dividend reinvestment plan.

See accompanying notes to financial statements.

Income Opportunities Fund	April 30, 2021 (Unaudited)

Notes to Financial Statements

1.	Organization

KKR Income Opportunities Fund (the “Fund”) was organized on March 17, 2011 as a statutory trust under the laws of the state of Delaware. The Fund is a closed-end registered management investment company. The Fund commenced operations on July 25, 2013. The Fund seeks to generate a high level of current income, with a secondary objective of capital appreciation. The Fund is diversified for purposes of the Investment Company Act of 1940, as amended (the “1940 Act”). KKR Credit Advisors (US) LLC serves as the Fund’s investment adviser (the “Adviser”).

2.	Summary of Significant Accounting Policies:

Basis of Presentation — The accompanying financial statements are presented in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and are stated in United States (“U.S.”) dollars. The Fund is an investment company following accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, Financial Services — Investment Companies (“ASC Topic 946”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in these financial statements. Actual results could differ from those estimates.

Valuation of Investments — The Board of Trustees (the “Board”) of the Fund has adopted valuation policies and procedures to ensure investments are valued in a manner consistent with GAAP as required by the 1940 Act. The Board has delegated primary responsibility in ensuring these valuation policies and procedures are followed, including those relating to fair valuation, to the Adviser.

Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Where available, fair value is based on observable market prices or parameters, or derived from such prices or parameters. Where observable prices or inputs are not available, valuation models are applied. These valuation techniques involve some level of management estimation and judgment, the degree of which is dependent on the price transparency for the instruments or market and the instruments’ complexity for disclosure purposes.

Assets and liabilities recorded at fair value on the Statement of Assets and Liabilities are categorized based upon the level of judgment associated with the inputs used to measure their value. Hierarchical levels, as defined under GAAP, are directly related to the amount of subjectivity associated with the inputs to fair valuations of these assets and liabilities, and are as follows:

Level 1 — Inputs are unadjusted, quoted prices in active markets for identical assets or liabilities at the measurement date.

The types of assets generally included in this category are common stocks listed in active markets.

Level 2 — Inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. Level 2 inputs include quoted prices for similar instruments in active markets, and inputs other than quoted prices that are observable for the asset or liability.

The types of assets and liabilities generally included in this category are high yield securities and certain leveraged loans.

Level 3 — Inputs are unobservable for the asset or liability, and include situations where there is little, if any, market activity for the asset or liability.

Income Opportunities Fund	April 30, 2021 (Unaudited)

The types of assets generally included in this category are certain leveraged loans, common stocks not actively traded and preferred stocks not actively traded.

A significant decrease in the volume and level of activity for the asset or liability is an indication that transactions or quoted prices may not be representative of fair value because in such market conditions there may be increased instances of transactions that are not orderly. In those circumstances, further analysis of transactions or quoted prices is needed, and a significant adjustment to the transactions or quoted prices may be necessary to estimate fair value.

The availability of observable inputs can vary depending on the financial asset or liability and is affected by a wide variety of factors, including, for example, the type of product, whether the product is new, whether the product is traded on an active exchange or in the secondary market, and the current market condition. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised by the Fund in determining fair value is greatest for instruments categorized in Level 3. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The Fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to the asset. The variability of the observable inputs affected by the factors described above may cause transfers between Levels 1, 2 and/or 3, which the Fund recognizes at the beginning of the period the inputs change.

Many financial assets and liabilities have bid and ask prices that can be observed in the marketplace. Bid prices reflect the highest price that the Fund and others are willing to pay for an asset. Ask prices represent the lowest price that the Fund and others are willing to accept for an asset. For financial assets and liabilities whose inputs are based on bid-ask prices, the Fund does not require that fair value always be a predetermined point in the bid- ask range. The Fund’s policy is to allow for mid-market pricing and adjust to the point within the bid-ask range that meets the Fund’s best estimate of fair value.

Depending on the relative liquidity in the markets for certain assets, the Fund may transfer assets to Level 3 if it determines that observable quoted prices, obtained directly or indirectly, are not available.

Investments are generally valued based on quotations from third party pricing services, unless such a quotation is unavailable or is determined to be unreliable or inadequately representing the fair value of the particular assets. In that case, valuations are based on either valuation data obtained from one or more other third party pricing sources, including broker dealers selected by the Adviser, or will reflect the Valuation Committee’s good faith determination of fair value based on other factors considered relevant. For assets classified as Level 3, valuations are based on various factors including financial and operating data of the company, company specific developments, market valuations of comparable companies and model projections.

For the six months ended April 30, 2021, there have been no significant changes to the Fund’s fair value methodologies.

Investment Transactions — Investment transactions are accounted for on the trade date, the date the order to buy or sell is executed. Amortization and accretion is calculated using the effective interest method over the holding period of the investment. Realized gains and losses are calculated on the specific identified cost basis.

Cash and Cash Equivalents — Cash and cash equivalents includes cash on hand, cash held in banks and highly liquid investments with original maturities of three or fewer months. Cash equivalents consist solely of money market funds with financial institutions. As of April 30, 2021, the Fund was invested in the Morgan Stanley Institutional Liquidity Government Portfolio — Institutional Class.

Income Opportunities Fund	April 30, 2021 (Unaudited)

Foreign Currency Transactions — The books and records of the Fund are maintained in U.S. Dollars. All investments denominated in foreign currency are converted to the U.S. dollar using prevailing exchange rates at the end of the reporting period. Income, expenses, gains and losses on investments denominated in foreign currency are converted to the U.S. dollar using the prevailing exchange rates on the dates when the transactions occurred.

The Fund bifurcates that portion of the results of operations resulting from changes in foreign exchange rates on investments and interest from the fluctuations arising from changes in market prices of securities held.

Distributions to Shareholders — Distributions are declared and paid monthly and distributable net realized capital gains, if any, are declared and distributed at least annually. Distributions to shareholders are recorded on the ex-dividend date.

Term Loan Income — Term Loan Income consists of transaction fees including, but not limited to, delayed compensation, assignment, transfer, administration and amendment fees. Fee and other income is recorded when earned, and is recognized in Other income on the Statement of Operations.

Income Taxes — The Fund has elected to be treated and has qualified, and intends to continue to qualify in each taxable year, as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended, and in conformity with the Regulated Investment Company Modernization Act of 2010. The Fund will not be subject to federal income tax to the extent the Fund satisfies the requirements under Section 851 of the Internal Revenue Code, including distributing all of its gross investment company taxable income and capital gains to its shareholders based on the Fund’s fiscal year end of October 31.

To avoid imposition of a 4% excise tax on undistributed income applicable to regulated investment companies, the Fund intends to declare each year as dividends in each calendar year at least 98.0% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the year ended October 31, 2020) plus undistributed amounts, if any, from prior years.

The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is “more-likely than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions for the open tax years (2016-2018). However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities, on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of April 30, 2021, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the six months ended April 30, 2021, the Fund did not incur any interest or penalties.

Recent Accounting Pronouncements — In August 2018, the FASB issued ASU No. 2018-13, Fair Value Measurement (Topic 820) — Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement, which is designed to improve the effectiveness of disclosures by removing, modifying and adding disclosures related to fair value measurements. ASU No. 2018-13 is effective for fiscal years beginning after December 15, 2019, including interim periods within those fiscal years. The ASU allows for early adoption in any interim period after issuance of the update. The Fund has early adopted and has implemented the changes in its financial statements.

Income Opportunities Fund	April 30, 2021 (Unaudited)

3.	Risk Considerations

The Fund invests mainly in leveraged loans, high yield securities, common stocks not actively traded and preferred stocks. These investments may involve certain risks, including, but not limited to, those described below:

COVID-19 and Global Economic and Market Conditions — The novel strain of coronavirus (“COVID-19”) has caused, and continues to cause, severe disruptions to the U.S. and global economies. The outbreak of COVID-19 and the actions taken in response have had far reaching impact on the U.S. and global economies, contributing to significant volatility in the financial markets, resulting in increased volatility in equity prices and lower interest rates, and causing furloughs and layoffs in the labor market. Although a number of vaccines for COVID-19 have been developed and are in the process of being deployed in certain countries, including the United States, the timing for widespread vaccination and immunity is uncertain, and these vaccines may be less effective against any new mutated strains of the virus that have started to spread globally.

Given the ongoing nature of the pandemic, at this time management cannot reasonably predict the magnitude of the ultimate impact that COVID-19 will have on the Fund’s business, financial performance and operating results. Management believes COVID-19’s adverse impact on the Fund’s business, financial performance and operating results will be significantly driven by a number of factors that management is unable to predict or control, including, for example: the severity and duration of the pandemic; the pandemic’s impact on the U.S. and global economies; the timing, scope and effectiveness of additional governmental responses to the pandemic; the timing and speed of economic recovery, including the availability and distribution of treatments and vaccines for COVID-19; and the negative impact on investors, vendors and other business partners that may indirectly adversely affect the Fund.

Market Discount Risk — The price of the Fund’s common shares of beneficial interest will fluctuate with market conditions and other factors. Shares of closed-end management investment companies frequently trade at a discount from their net asset value, which may increase the risk of loss.

Leverage Risk — Leverage is a speculative technique that may expose the Fund to greater risk and increased costs. When leverage is used, the net asset value and market price of the Fund’s shares and the Fund’s investment return will likely be more volatile.

Market Risk — Bond markets rise and fall daily. As with any investment with performance tied to these markets, the value of an investment in the Fund will fluctuate, which means that shareholders could lose money.

Interest Rate Risk — Interest rates will rise and fall over time. During periods when interest rates are low, the Fund’s yield and total return also may be low. Changes in interest rates also may affect the Fund’s share price and a sharp rise in interest rates could cause the Fund’s share price to fall. The longer the Fund’s duration, the more sensitive to interest rate movements its share price is likely to be.

Credit Risk — The Fund is subject to the risk that a decline in the credit quality of an investment could cause the Fund to lose money or underperform. The Fund could lose money if the issuer or guarantor of an investment fails to make timely principal or interest payments or otherwise honor its obligations. The Fund will be subject to credit risk with respect to the counterparties of derivative contracts (whether a clearing corporation in the case of exchange-traded instruments or another third party in the case of over-the-counter instruments) and other instruments entered into directly by the Fund.

Liquidity Risk — A particular investment may be difficult to purchase or sell. The Fund may be unable to sell illiquid securities at an advantageous time or price.

Prepayment and Extension Risk — The Fund’s investments are subject to the risk that the investments may be paid off earlier or later than expected. Either situation could cause the Fund to hold investments paying lower than market rates of interest, which could hurt the Fund’s yield or share price.

Income Opportunities Fund	April 30, 2021 (Unaudited)

High Yield Risk — High yield securities and unrated securities of similar credit quality (sometimes called junk bonds) that the Fund may invest in are subject to greater levels of credit and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments.

Foreign Investment Risk — The Fund’s investments in securities of foreign issuers may involve certain risks that are greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions, changes in currency exchange rates (the currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, the U.S. dollar will decline in value relative to the currency being hedged) or exchange control regulations (including limitations on currency movements and exchanges), differing accounting, auditing, financial reporting and legal standards and practices, differing securities market structures, and higher transaction costs. These risks may be heightened in connection with investments in emerging markets.

Issuer Risk — The value of securities may decline for a number of reasons that directly relate to the issuer, such as its financial strength, management performance, financial leverage and reduced demand for the issuer’s goods and services, as well as the historical and prospective earnings of the issuer and the value of its assets.

4.	Agreements

Investment Advisory Agreement — The Adviser provides day-to-day portfolio management services to the Fund and has discretion to purchase and sell investments in accordance with the Fund’s objectives, policies, and restrictions. For the services it provides to the Fund, the Adviser receives an annual fee, payable monthly by the Fund, in an amount equal to 1.10% of the Fund’s average daily Managed Assets (the “Investment Advisory Fee”).

During periods when the Fund is using leverage, the Investment Advisory Fee paid to the Adviser will be higher than if the Fund did not use leverage because the Investment Advisory Fee paid is calculated based on the Fund’s Managed Assets, which includes the assets purchased through leverage.

During the six months ended April 30, 2021, the Adviser earned an Investment Advisory Fee of $2,810,513.

Administrator, Custodian and Transfer Agent — U.S. Bancorp Fund Services, LLC (“Fund Services” or “Administrator”), doing business as U.S. Bank Global Fund Services, serves as the Fund’s Administrator pursuant to an administration agreement under which the Administrator provides administrative and accounting services.

U.S. Bank N.A. (the “Custodian”) serves as the Fund’s custodian pursuant to a custody agreement. The Custodian is an affiliate of Fund Services.

Fund Services serves as the Fund’s transfer agent pursuant to a transfer agency agreement.

Deferred Trustees’ Compensation — The Fund has a Deferred Trustees’ Compensation plan (the “Plan”) that allows the Independent Trustees to defer compensation to a future payment period. The compensation is invested in shares of the Fund. The value of a participating Independent Trustee’s deferral account is based on the shares of deferred amounts as designated by the participating Independent Trustees. Changes in the value of the Independent Trustees’ deferral account are included in the Statement of Operations. The accrued obligations under the Plan, including unrealized appreciation (depreciation), are included on the Statement of Assets and Liabilities.

Other — Certain officers of the Fund are also officers of the Adviser. Such officers are paid no fees by the Fund for serving as officers of the Fund.

Income Opportunities Fund	April 30, 2021 (Unaudited)

5.	Fair Value

The following table presents information about the Fund’s assets measured at fair value on a recurring basis as of April 30, 2021, and indicates the fair value hierarchy of the inputs utilized by the Fund to determine such fair value:

Investments in securities	Level 1	Level 2	Level 3	Total

Leveraged loans	$—	$268,451,822	$4,328,862	$272,780,684

High yield securities	—	246,682,043	—	246,682,043

Preferred stocks	—	—	409,050	409,050

Common stocks	2,995,768	—	5,167,255	8,163,023

ETF	9,083,391	—	—	9,083,391
Cash equivalents	10,865,960	—	—	10,865,960

Total investments in securities and cash equivalents	$22,945,119	$515,133,865	$9,905,167	$547,984,151

The following are the details of the restricted securities held by the Fund:

Issuer(1)	Par/Shares	Acquisition date(s)	Amortized Cost	Value	% of Net Assets

Belk, Inc.	7,726,894	02/24/21	8,253,952	5,032,140	1.5%

Belk, Inc., TL 1L EXIT 02/21 PIK Toggle (FLSO)	459,875	02/24/21	923,306	461,406	0.1%

Charlotte Russe, Inc.	3,649	02/02/18	—	—	0.0%

Coty Inc., TL 1L B 03/18	118,596	04/06/20	108,256	137,878	0.0%

Coty Inc., TL 1L B 04/18	921,188	03/26/20 - 05/05/20	791,355	885,925	0.3%

CSM Bakery Products, TL 2L 07/13	1,216,336	08/14/13 - 03/11/21	1,215,142	1,205,949	0.4%

CTI Foods Holding Co LLC	955	05/03/19	112,798	1,941	0.0%

Douglas Holding AG	10,461,000	03/26/21	12,343,508	12,666,907	3.7%

Douglas Holding AG	6,970,000	03/26/21	8,224,286	8,395,935	2.5%

Douglas Holding AG, TL 1L B 03/21	1,142,891	03/26/21	1,335,074	1,364,978	0.4%

Foresight Energy LLC	320,380	06/30/20 - 08/28/20	3,560,971	4,606,628	1.4%

Foresight Energy LLC, TL 1L A 06/20 (Exit)	2,666,192	06/30/20	2,666,192	2,666,192	0.8%

Monitronics International, Inc., TL 2L EXIT 08/19	5,563,125	06/05/19 - 08/30/19	5,478,704	5,471,722	1.6%

Solera, LLC	4,131,000	04/15/21	4,263,240	4,262,696	1.3%

Steinhoff, TL 1L 07/19	189,547	08/13/19	217,558	232,821	0.1%

Steinhoff, TL 1L 08/19 (SFH A1)	8,380,823	08/03/19	7,004,651	7,919,650	2.3%

Wheel Pros, Inc.	1,994,000	04/23/21	1,994,000	2,001,697	0.6%

Wheel Pros, Inc., TL 1L B 11/20	2,747,993	11/06/20 - 02/12/21	2,700,245	2,749,710	0.8%

(1)	Refer to the Schedule of Investments for more details on securities listed.

Income Opportunities Fund	April 30, 2021 (Unaudited)

The following is a reconciliation of the investments in which significant unobservable inputs (Level 3) were used in determining value:

	Leveraged Loans	Common Stocks	Preferred Stocks

Balance at October 31, 2020	$4,379,794	$5,839,398	$409,050

Purchases	332,461	—	—

Sales and paydowns	(497,032)	(273,440)	—

Settlements	5,522	—	—

Net change in appreciation/(depreciation)	119,299	1,423,389	—

Net realized gain/(loss)	(11,182)	(1,822,092)	—

Balance as of April 30, 2021	$4,328,862	$5,167,255	$409,050

Net change in appreciation/(depreciation) on investments held at April 30, 2021	$119,299	$1,737,641	$—

No securities were transferred into or out of the Level 3 hierarchy during the year ended April 30, 2021.

The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 as of April 30, 2021:

Financial Asset	Fair Value	Valuation Technique(1)	Unobservable Inputs(2)	Range (Weighted Average)(3)

Leveraged Loans	$4,328,862	Yield Analysis	Yield	7% - 8% (8%)
			Discount Margin	3%
			EBITDA Multiple	2.8x - 11.2x (6.0x)
			Net Leverage	0.7x - 11.0x (4.7x)

Common Stocks(4)	$5,167,255	Market Comparables	LTM EBITDA Multiple	1.5x
			FWD EBITDA Multiple	1.3x - 7.0x (2.7x)
			Illiquidity Discount	10% - 15% (10%)
		Discounted Cash Flows	WACC	25%

Preferred Stocks	$409,050	Market Comparables	NCY Revenue	1.3x
			LTM Revenue	1.5x

(1)

For the assets that have more than one valuation technique, the Fund may rely on the techniques individually or in aggregate based on a weight ascribed to each one ranging from 0-100%. When determining the weighting ascribed to each valuation methodology, the Fund considers, among other factors, the availability of direct market comparables, the applicability of a discounted cash flow analysis and the expected hold period and manner of realization for the investment. These factors can result in different weightings among the investments and in certain instances, may result in up to a 100% weighting to a single methodology.

(2)

The significant unobservable inputs used in the fair value measurement of the Fund’s assets and liabilities may include the last twelve months (“LTM”) EBITDA multiple, weighted average cost of capital, discount margin, probability of default, loss severity and constant prepayment rate. In determining certain of these inputs, management evaluates a variety of factors including economic, industry and market trends and developments, market valuations of comparable companies, and company specific developments including potential exit strategies and realization opportunities. Significant increases or decreases in any of these inputs in isolation could result in significantly lower or higher fair value measurement.

(3)	Weighted average amounts are based on the estimated fair values.

(4)	Of the total $5,167,255 of common stocks, $4,797,041 and $370,214 were valued solely on an appraisal based on market comparables and discounted cash flow analysis, respectively.

Income Opportunities Fund	April 30, 2021 (Unaudited)

6.	Investment Transactions

The cost of investments purchased and the proceeds from the sale of investments, other than short-term investments, for the six months ended April 30, 2021 were as follows:

Purchases	$233,020,458

Sales	$206,677,088

There were no purchases or sales of U.S. Government securities.

7.	Commitments and Contingencies

The Fund may enter into certain credit agreements, of which all or a portion may be unfunded. These commitments are disclosed in the accompanying Schedule of Investments. The Fund will maintain sufficient liquidity to fund these commitments at the borrower’s discretion.

Under the Fund’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund’s maximum liability exposure under these arrangements is unknown, as future claims that have not yet occurred may be made against the Fund. However, based on experience, management expects the risk of loss to be remote.

8.	Federal Income Taxes

The timing and characterization of certain income, capital gains, and return of capital distributions are determined annually in accordance with federal tax regulations, which may differ from GAAP. As a result, the net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in capital, accumulated net investment income/loss or accumulated net realized gain/loss, as appropriate, in the period in which the differences arise.

As of October 31, 2020, the Fund’s most recent fiscal year end, the following permanent differences have been reclassified (to)/from the following accounts:

Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital

$369,176	$(241,432)	$(127,744)

The tax character of distributions declared for the six months ended April 30, 2021 and the fiscal year ended October 31, 2020, were as follows:

	Ordinary Income	Total

October 31, 2020	$30,510,472	$30,510,472

April 30, 2021*	$12,814,398	$12,814,398

*	The final tax character of any distribution declared in 2021 will be determined in January 2022 and reported to shareholders on IRS Form 1099- Div in accordance with federal income tax regulations.

Income Opportunities Fund	April 30, 2021 (Unaudited)

As of October 31, 2020, the Fund’s most recent fiscal year end, the components of accumulated losses on a tax basis for the Fund are as follows:

Undistributed Ordinary Income	Net Unrealized Depreciation	Other Temporary Differences	Total Accumulated Losses

$72,659	$(21,815,183)	$(38,264,398)	$(60,006,922)

Net capital losses earned may be carried forward indefinitely and must retain the character of the original loss. At October 31, 2020, the Fund’s most recent fiscal year end, the Fund had non-expiring capital loss carry-forwards of $37,571,392.

As of October 31, 2020, the Fund’s most recent fiscal year end, the total cost of securities for federal income tax purposes and the aggregate gross unrealized appreciation and depreciation for securities held by the Fund are as follows:

Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

$492,131,249	$14,176,834	$(35,992,017)	$(21,815,183)

9.	Credit Facility

In October 2019, the Fund entered into a credit agreement (the “State Street Credit Facility”) with State Street Bank and Trust Company (“State Street”). The State Street Credit Facility provides for loans to be made in U.S. dollars and certain foreign currencies to an aggregate amount of $160 million, with an “accordion” feature that allows the Fund, under certain circumstances, to increase the size of the facility to a maximum of $225 million. The Fund may reduce or terminate the commitments under the State Street Credit Facility with three business days’ notice. State Street is required to provide the Fund with 270 days’ notice prior to terminating the State Street Credit Facility. Interest on the State Street Credit Facility is generally based on London Interbank Offered Rate (“LIBOR”), or with respect to borrowings in foreign currencies, on a base rate applicable to such currency borrowing, plus a spread of 0.75%. The Fund also pays a commitment fee on any unused commitment amounts between 0.15% and 0.25%, depending on utilization levels. As of April 30, 2021, the Fund was in compliance with the terms of the State Street Credit Facility.

The components of interest expense, average interest rates (i.e., base interest rate in effect plus the spread) and average outstanding balances for the Fund’s credit facilities for the six months ended April 30, 2021 were as follows:

Stated interest expense	$638,291

Unused commitment fees	15,686

Total interest expense	$653,977

Weighted average interest rate	0.93%

Average borrowings	$138,475,789

Income Opportunities Fund	April 30, 2021 (Unaudited)

10.	Mandatorily Redeemable Preferred Shares

On October 15, 2019, the Fund issued 10-year mandatorily redeemable preferred shares (the “MRPS”). The Fund issued 2,000,000 MRPS with a total liquidation value of $50 million. The final redemption date of the MRPS is October 31, 2029. The Fund makes quarterly dividend payments on the MRPS at an annual dividend rate of 3.81%. The fair value of MRPS approximates its par value as of April 30, 2021. This fair value is based on Level 2 inputs under the fair value hierarchy.

Offering costs incurred in connection with the issuance of MRPS have been recorded, and are being deferred and amortized through the final redemption date of the MRPS. The amortization of these costs is included in preferred shares interest expense in the Statement of Operations.

Income Opportunities Fund	April 30, 2021 (Unaudited)

VOTING RESULTS FROM THE MARCH 20, 2021 SHAREHOLDER MEETING

At the Annual Meeting of Shareholders held on March 20, 2021, shareholders approved the election of Catherine B. Sidamon-Eristoff as a Class II Trustee to the Board of Trustees to serve a two year term expiring in 2022 based on the following results:

Total Outstanding Shares	22,340,315

Total Shares Voted	18,343,465

For	17,756,399

Withheld	587,066

At the Annual Meeting of Shareholders held on March 20, 2021, shareholders approved the election of Jeffrey L. Zlot as a Class III Trustee to the Board of Trustees to serve a three year term expiring in 2023 based on the following results:

Total Outstanding Shares	22,340,315

Total Shares Voted	18,343,465

For	17,856,770

Withheld	486,695

At the Annual Meeting of Shareholders held on March 20, 2021, preferred shareholders approved the election of Suzanne Donohoe as a Class III Trustee to the Board of Trustees to serve a three year term expiring in 2023 based on the following results:

Total Outstanding Shares	2,000,000

Total Shares Voted	1,320,000

For	1,320,000

Withheld	0

Income Opportunities Fund	April 30, 2021 (Unaudited)

Dividend Reinvestment Plan (Unaudited)

Pursuant to the Dividend Reinvestment Plan (the “DRIP”), income dividends and/or capital gain distributions to Common Shareholders will automatically be reinvested in additional Common Shares of the Fund by the Plan Administrator. A Common Shareholder may terminate participation in the DRIP at any time by notifying the DRIP Administrator before the record date of the next distribution through the Internet, by telephone or in writing.

1.

The Plan Administrator will open an account for each holder of Common Shares under the Plan in the same name in which such holder of Common Shares is registered. Whenever the Fund declares a dividend or other distribution (together, a “Dividend”) payable in cash, non-participants in the Plan will receive cash and Participants will receive the equivalent in Common Shares. The Common Shares will be acquired by the Plan Administrator for the Participants’ accounts, depending upon the circumstances described below, either through (i) receipt of additional unissued but authorized Common Shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding Common Shares on the open market (“Open-Market Purchases”) on the New York Stock Exchange or elsewhere.

2.

If, on the payment date for any Dividend, the closing market price plus estimated per share fees (which include any brokerage commissions the Plan Administrator is required to pay) is equal to or greater than the net asset value (“NAV”) per Common Share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the Participants. The number of Newly Issued Common Shares to be credited to each Participant’s account will be determined by dividing the dollar amount of the Dividend by the NAV per Common Share on the payment date; provided that, if the NAV is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per Common Share on the payment date. If, on the payment date for any Dividend, the NAV per Common Share is greater than the closing market value plus per share fees, the Plan Administrator will invest the Dividend amount in Common Shares acquired on behalf of the Participants in Open-Market Purchases. In the event of a market discount on the payment date for any Dividend, the Plan Administrator will have until the last business day before the next date on which the Common Shares trade on an “ex-dividend” basis or 30 days after the payment date for such Dividend, whichever is sooner (the “Last Purchase Date”), to invest the Dividend amount in Common Shares acquired in Open-Market Purchases. It is contemplated that the Fund will pay monthly income Dividends. Therefore, the period during which Open-Market Purchases can be made will exist only from the payment date of each Dividend through the date before the next “ex-dividend” date which typically will be approximately ten days. If, before the Plan Administrator has completed its Open-Market Purchases, the market price per Common Share exceeds the NAV per Common Share, the average per Common Share purchase price paid by the Plan Administrator may exceed the NAV of the Common Shares, resulting in the acquisition of fewer Common Shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at the NAV per Common Share at the close of business on the Last Purchase Date provided that, if the NAV is less than or equal to 95% of the then current market price per Common Share; the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

3.

The Plan Administrator maintains all Participants’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by Participants for tax records. Common Shares in the account of each Participant will be held by the Plan Administrator on behalf of the Participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to Participants and vote proxies for Common Shares held under the Plan in accordance with the instructions of the Participants.

Income Opportunities Fund	April 30, 2021 (Unaudited)

4.

In the case of shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Administrator will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholder’s name and held for the account of beneficial owners who participate in the Plan.

5.

There will be no charges with respect to Common Shares issued directly by the Fund. However, each Participant will pay a per Common Share fee incurred in connection with Open Market Purchases. The automatic reinvestment of Dividends will not relieve Participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such dividend. Participants that request a sale of Common Shares through the Plan Administrator will be subject to a sales fee for Common Share sold. All per Common Share fees include any applicable brokerage commissions the Plan Administrator is required to pay.

6.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to Participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the Participants.

7.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator, U.S. Bancorp Fund Services, LLC, in writing to 615 East Michigan Street, Milwaukee, Wisconsin 53202.

Income Opportunities Fund	April 30, 2021 (Unaudited)

Privacy Notice

Protection and Security of Your Personal Information

Kohlberg Kravis Roberts & Co. L.P. (“KKR”) respects our investors’ right to privacy. All financial companies choose how they share personal information. Consumers have the right under U.S. federal law to limit some, but not all, sharing of personal information. U.S. federal law also requires us to inform you how we collect, share and protect your personal information. Investors may also have additional limiting rights under their respective State’s law. This notice is provided by KKR, its affiliates, and funds (“KKR”, “we”, or “us”). Please read this notice carefully to understand what we do, and call us at (212) 750-8300 if you have any questions.

The Personal Information We Collect and How We Collect It

We collect the following types of personal information about individuals who are our investors:

•

Information we receive from investors in subscription agreements, questionnaires and in other forms, such as name, address, account information, social security number, the types and amounts of investments, statements of net worth, telephone number, and other contact information;

•	Information we receive from investors, affiliates and other companies about investors’ transactions with us, our affiliates, or other financial institutions with which we have relationships; and

•	Information we receive from third parties such as demographic information and information collected to comply with law and regulation.

When you are no longer an investor with us, we continue to share your information as described in this notice.

How and Why We Share Personal Information

This section lists reasons why financial companies can share their customers’ personal information. With respect to each reason, we explain whether KKR chooses to share for this reason and, if we do share, whether you can limit this sharing.

•	For everyday business purposes: KKR shares personal information for everyday business purposes, such as to
•	process your transactions;
•	provide financial products or services to you;
•	maintain your investment(s);
•	secure business services, including printing, mailing, and processing or analyzing data;
•	secure professional services, including accounting and legal services; or
•	respond to court orders and legal investigations.

You cannot limit sharing by KKR for everyday business purposes.

•	For our marketing purposes: KKR shares personal information for our marketing purposes so that we can offer products and services to you. You cannot limit sharing by KKR for this reason.

•	For joint marketing with other financial companies: KKR does not share personal information for joint marketing with other financial companies.

Income Opportunities Fund	April 30, 2021 (Unaudited)

•

For use by affiliates in providing products and services to you: KKR shares personal information for our affiliates’ use in providing you with products and services that meet your financial services needs. You cannot limit sharing by KKR for this reason.

•	For the everyday business purposes of affiliates: KKR does not share personal information, including information about your credit worthiness, with our affiliates for their everyday business purposes.

•	For use by affiliates to market to you: KKR does not share personal information with affiliates so that they can market to you.

•	For use by non-affiliates to market to you: KKR does not share personal information with non-affiliates so that they can market to you.

U.S. Federal law gives you the right to limit sharing of your personal information only for use (i) by affiliates everyday business purposes (information about your creditworthiness), (ii) by affiliates to market to you, and (iii) by non-affiliates to market to you. U.S. State laws and individual companies may give you additional rights to limit sharing.

How We Protect Your Personal Information

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Definitions

Affiliates: Companies related by common ownership or control. They can be financial and nonfinancial companies. KKR does not share with our affiliates, except to provide you products and services that meet your financial needs.

Non-affiliates: Companies not related by common ownership or control. They can be financial and nonfinancial companies. KKR does not share with non-affiliates so they can market to you.

Joint Marketing: A formal agreement between nonaffiliated financial companies that together market financial products and services to you. KKR does not jointly market.

(b) Not applicable

Item 2. Code of Ethics.

Not applicable for semi-annual report.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual report.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual report.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semi-annual report.

Item 6. Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for semi-annual report.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable for semi-annual report.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

No purchases were made during the reporting period by or on behalf of the registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees since the registrant last provided disclosure in response to this item.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report on Form N-CSR, that the design and operation of such procedures are effective to provide reasonable assurance that information required to be disclosed by the investment company on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) There have been no changes in the registrant’s internal control over financial reporting during the six months ended April 30, 2021 that materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

The registrant did not engage in securities lending activities during the fiscal period reported on this Form N-CSR.

Item 13. Exhibits.

(a)(1) Not applicable.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(a)(3) Not applicable.

(a)(4) Not applicable.

(b) Certifications pursuant to Section  906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

KKR Income Opportunities Fund

By	/s/ Eric Mogelof
Eric Mogelof, President

Date	6/30/2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Eric Mogelof
Eric Mogelof, President

Date	6/30/2021

By	/s/ Thomas Murphy
Thomas Murphy, Treasurer, Chief Accounting Officer & Chief Financial Officer

Date	6/30/2021